Supplement to the
Fidelity® New York AMT Tax-Free Money Market Fund
Institutional Class
March 31, 2020
Prospectus

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.20%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.05%
Total annual operating expenses	0.25%
Fee waiver and/or expense reimbursement(a)	0.05%
Total annual operating expenses after fee waiver and/or expense reimbursement(b)	0.20%

(a)  Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse Institutional Class of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, extraordinary expenses, and acquired fund fees and expenses, if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable), as a percentage of its average net assets, exceed 0.20% (the Expense Cap). If at any time during the current fiscal year expenses for Institutional Class of the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect for at least one year from the effective date of the prospectus. FMR may not terminate this arrangement without the approval of the Board of Trustees and may extend it in its discretion after that date.

(b)  In order to avoid a negative yield, FMR may reimburse expenses or waive fees of Institutional Class. Any such waivers or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that Institutional Class or the fund will be able to avoid a negative yield.

The following information replaces similar information found in the “Fund Basics” section under the “Principal Investment Risks” heading.

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. Because the fund concentrates its investments in New York, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

NYO-20-01 1.857356.114	June 24, 2020

Supplement to the
Fidelity's New York Municipal Money Market Funds
March 31, 2020
Prospectus

The following information replaces similar information for Fidelity® New York AMT Tax-Free Money Market Fund found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.20%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.10%
Total annual operating expenses(a)	0.30%

(a)  In order to avoid a negative yield, FMR may reimburse expenses or waive fees of Fidelity® New York AMT Tax-Free Money Market Fund. Any such waivers or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that Fidelity® New York AMT Tax-Free Money Market Fund will be able to avoid a negative yield.

The following information replaces similar information for Fidelity® New York Municipal Money Market Fund found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.35%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.14%
Total annual operating expenses(a)	0.49%

(a)  In order to avoid a negative yield, FMR may reimburse expenses or waive fees of Fidelity® New York Municipal Money Market Fund. Any such waivers or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that Fidelity® New York Municipal Money Market Fund will be able to avoid a negative yield.

The following information replaces similar information found in the “Fund Basics” section under the “Principal Investment Risks" heading.

Many factors affect each fund’s performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. Because each fund concentrates its investments in New York, the fund’s performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

NYS-20-02 1.475779.141	June 24, 2020